DELAWARE GROUP EQUITY FUNDS IV
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund

Class A, Class B, Class C and Class R Shares
Supplement to the Funds' Prospectuses
dated January 28, 2005

The following replaces the section in each Fund's prospectus entitled "About your account - Investing in the Fund - Class A sales charges":

Class A sales charges

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage of sales charge as a percentage of the amount invested will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested
Up to $49,999	5.75%	6.54%
$50,000 - $99,999	4.75%	5.41%
$100,000 - $249,999	3.75%	4.31%
$250,000 - $499,999	2.50%	3.00%
$500,000 - $999,999	2.00%	2.44%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year after your purchase, unless a specific waiver of the charge applies.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested
Up to $5 million	none	none
Next $20 million up to $25 million	none	none
Amount over $25 million	none	none

This Supplement is dated February 9, 2005.